UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 20, 2007
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-21210                                   84-0922335
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     (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Beginning on November 20, 2007 in exchange for cash subscriptions totaling $375,000, the Registrant issued a series of promissory notes (the "Notes") to a group of unrelated persons. The proceeds of the Notes, together with the proceeds of an earlier series of promissory notes with similar terms issued principally in September, 2007 that total $2,125,000 and remain outstanding, provide interim financing of operations to the Registrant until a larger, more permanent financing that the Registrant contemplates undertaking is consummated and to pay fees and expenses in connection with the larger financing. The Notes provide for payment in full upon consummation by the Registrant of a qualified equity offering providing net proceeds of at least $50 million (a "Qualified Financing").

The Notes were issued pursuant to subscription agreements, and, by their terms, the Notes provide the holders with 10% interest on the unpaid principal and, upon consummation of a Qualified Financing, the Registrant shall issue to the holders Common Shares representing seventy five hundredths of one percent (0.75%) of the Common Stock of the Registrant. In the event that a Qualified Financing is not completed within the time prescribed, the Notes become subject to extended maturity, with principal and interest being amortized over five years. In such event, the Registrant shall issue 0.75% of its outstanding Common Shares to the holders at the commencement of the extended maturity and 0.30 % of outstanding Common Shares at each 6 month anniversary until repayment of the Notes in full. The form of Subscription Agreement and Promissory Note is incorporated by reference to Exhibit 99.1 attached to the Form 8-K filing of the Registrant made on September 14, 2007.

There can be no assurance that the Registrant will be successful in accomplishing a Qualified Financing or, if it is, the terms thereof, including the amount of dilution of the existing Common Stock that will result upon any such financing.

The issuance of the aforementioned securities is exempt from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), by reason of the provision of Section 4(2) of the Securities Act, as transactions not involving any public offering, in reliance upon, among other things, the representations made by the investors, including representations regarding their status as accredited investors (as such term is defined under Rule 501 promulgated under the Securities Act), and their acquisition of the securities for investment and not with a current view to distribution thereof. The securities will contain a legend to the effect that such securities are not registered under the Securities Act and may not be transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration. The issuance of the securities was not underwritten.



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Jacobs Financial Group, Inc.

                                /s/John M. Jacobs
                                -----------------------------
Date: December 3, 2007          John M. Jacobs
                                President























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